UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 18, 2025

ASP Isotopes Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-41555	87-2618235
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

601 Pennsylvania Avenue NW, South Building, Suite 900 Washington, DC	20004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (202) 756-2245

 Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	ASPI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01. Regulation FD Disclosure.

On December 18, 2025, ASP Isotopes Inc. (the “Company” or “ASP Isotopes”) confirmed that the South African Takeover Regulation Panel has issued a compliance certificate in connection with the scheme of arrangement under South African law pursuant to which ASP Isotopes will offer to acquire all of the issued ordinary shares of JSE-listed Renergen Limited (“Renergen”) and Renergen shareholders will receive 0.09196 new ASP Isotopes shares for each Renergen share held on the record date (the “Scheme”) and that, as a result, the Scheme can now proceed to implementation.

The remaining salient dates and times for the implementation of the Scheme are set out below:

Compliance certificate received from the Takeover Panel on	Thursday, 18 December 2025
Scheme Finalisation Date	Thursday, 18 December 2025
Scheme Finalisation Date announcement released on SENS by 09:00 SAST and on the ASX by 17:00 AEST on	Thursday, 18 December 2025
Application for delisting of Renergen Shares lodged with the JSE and the ASX	Friday, 19 December 2025
Public Holiday in South African, Australia and USA	Thursday, 25 December 2025
Public Holiday in South African and Australia	Friday, 26 December 2025
Last day for Renergen Shareholders to request to reposition securities between the South African Register and the Australian Register to ensure that it is completed before the Scheme JSE LDT	Monday, 29 December 2025
Scheme JSE LDT in Renergen Shares on the JSE	Monday, 29 December 2025
Trading in Renergen Shares on the JSE to be suspended from commencement of trade on	Tuesday, 30 December 2025
Scheme ASX LDT in CDIs on the ASX	Tuesday, 30 December 2025
Scheme Consideration Shares listed on the JSE at commencement of trade (09:00 SAST) on (see note 1 below)	Tuesday, 30 December 2025

Trading by Scheme Participants recorded in the South African Register in the entitlements to the Scheme Consideration Shares listed on the JSE on 30 December 2025 will only commence at the commencement of trade (09:00 SAST) on

(see note 1 below)

Wednesday, 31 December 2025
Trading in CDI’s on the ASX to be suspended from commencement of trade on	Wednesday, 31 December 2025
Public Holiday in South African, Australia and USA	Thursday, 1 January 2026
Announcement of the cash value of fractional entitlements pursuant to Scheme, to be released on SENS by 09:00 SAST and on the ASX by 17:00 AEST on (see note 2 below)	Friday, 2 January 2026

Scheme Consideration Record Date to be recorded in the Register in order to receive the Scheme Consideration, being 17:00 SAST (in respect of the South African Register) and 19:00 AEST (in respect of the Australian Register) on (see note 1 below)

Friday, 2 January 2026
Scheme Implementation Date	Tuesday, 6 January 2026

Date of settlement of the Scheme Consideration Shares to Scheme Participants recorded in the South African Register (and thereby having the accounts of the CSDP or Broker of Scheme Participants as applicable, updated with the Scheme Consideration Shares)

(see note 1 below)

Tuesday, 6 January 2026
Date on which Scheme Participants recorded in the South African Register will receive cash payments arising from fractional entitlements	Tuesday, 6 January 2026
Date of issuance of the Scheme Consideration Shares in DRS form to the Scheme Participants holding CDIs on the ASPI register of shareholders maintained in the United States	Monday, 12 January 2026
Termination of listing of Renergen Shares on the JSE, A2X and ASX at commencement of trade on or about	Monday, 12 January 2026
Expected date on which Scheme Participants holding CDIs will be paid cash payments arising from fractional entitlements	Tuesday, 13 January 2026

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Notes:

1.

Due to the cross-border implementation of the settlement of the Scheme Consideration Shares, the ASPI Common Stock to be issued to Scheme Participants recorded in the South African Register under the Scheme will be issued on the ASPI US share register on the Scheme Consideration Record Date plus 1 (one) Business Day (Monday, 5 January 2026 at approximately 9:00 NY/ET which is 15:00 SAST) and delivered to Computershare US custody account, which will then only allow the Consideration Shares to be settled to Scheme Participants in South Africa by Strate on the Scheme Consideration Record Date plus 2 (two) Business Days (Tuesday, 6 January 2026). As trades in ASPI Common Stock on the JSE is settled in the electronic settlement system used by Strate, settlement of trades takes place 3 (three) Business Days after the date of such trades, the trading in the entitlements to the ASPI Common Stock (which will be delivered to Scheme Participants recorded in the South African Register) will accordingly only commence on the Scheme JSE LDT plus 2 (two) Business Days (Wednesday, 31 December 2025) despite the listing of such ASPI Common Stock taking place on Scheme JSE LDT plus 1 (one) Business Day (Tuesday, 30 December 2025).

2.

As previously set out in the Circular, the cash value of fractional entitlements pursuant to the Scheme will be calculated and announced on the Scheme JSE LDT plus 2 (two) Business Days, which deviation from the JSE corporate action timetable was necessitated by the cross-border implementation of the Scheme.

Forward Looking Statements

This Form 8-K contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words like “may,” “will,” “likely,” “should,” “expect,” “anticipate,” “future,” “plan,” “believe,” “intend,” “goal,” “seek,” “estimate,” “project,” “continue,” and variations of such words and similar expressions. These forward-looking statements are not guarantees of future performance and involve risks, assumptions, and uncertainties, including, but not limited to, risks related to: (i) the implementation of the Scheme in the anticipated timeframe or at all; (ii) the ability to realize the anticipated benefits of the proposed acquisition of Renergen; (iii) the ability to successfully integrate the businesses; (iv) disruption from the proposed acquisition of Renergen making it more difficult to maintain business and operational relationships; (v) the negative effects of this announcement or the consummation of the proposed acquisition of Renergen on the market price of Renergen’s or ASPI’s securities; (vi) significant transaction costs and unknown liabilities; (vii) litigation or regulatory actions related to the proposed acquisition of Renergen; and (viii) such other factors as are set forth in the periodic reports filed by ASPI with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described under the heading “Risk Factors” in its annual reports on Form 10-K, quarterly reports on Form 10-Q and any other filings made with the SEC from time to time, which are available via the SEC’s website at www.sec.gov. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those indicated or anticipated by these forward-looking statements. Therefore, you should not rely on any of these forward-looking statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASP ISOTOPES INC.

Date: December 18, 2025	By:	/s/ Donald G. Ainscow
	Name:	Donald G. Ainscow
	Title:	Executive Vice President, General Counsel and Secretary

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